Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

For the year ended December 31, 2022

(U.S. Dollars)

Consolidated Statement of Earnings

For the years ended December 31 (US$ millions, except per share amounts)	2022	2021	2020
Revenues
Product and service revenues	$14,263	$10,468	$5,509
Gains (losses) on risk management, net	(1,867)	(1,883)	507
Sublease revenues	68	73	71

Total Revenues	12,464	8,658	6,087

Operating Expenses
Production, mineral and other taxes	415	293	173
Transportation and processing	1,786	1,616	1,502
Operating	802	625	605
Purchased product	4,055	2,951	1,366
Depreciation, depletion and amortization	1,113	1,190	1,834
Impairments	—	—	5,580
Accretion of asset retirement obligation	18	22	29
Administrative	422	442	395

Total Operating Expenses	8,611	7,139	11,484

Operating Income (Loss)	3,853	1,519	(5,397)

Other (Income) Expenses
Interest	311	340	371
Foreign exchange (gain) loss, net	15	(23)	17
Other (gains) losses, net	(33)	(37)	(55)

Total Other (Income) Expenses	293	280	333

Net Earnings (Loss) Before Income Tax	3,560	1,239	(5,730)
Income tax expense (recovery)	(77)	(177)	367

Net Earnings (Loss)	$3,637	$1,416	$(6,097)

Net Earnings (Loss) per Share of Common Stock
Basic	$14.34	$5.44	$(23.47)
Diluted	14.08	5.32	(23.47)
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	253.6	260.4	259.8
Diluted	258.4	266.4	259.8

Consolidated Statement of Comprehensive Income

For the years ended December 31 (US$ millions)	2022	2021	2020
Net Earnings (Loss)	$3,637	$1,416	$(6,097)
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(107)	2	38
Pension and other post-employment benefit plans	6	14	(8)

Other Comprehensive Income (Loss)	(101)	16	30

Comprehensive Income (Loss)	$3,536	$1,432	$(6,067)

.

Ovintiv Inc.	1	Selected Financial Information

Consolidated Balance Sheet

As at December 31 (US$ millions)	2022	2021
Assets
Current Assets
Cash and cash equivalents	$5	$195
Accounts receivable and accrued revenues (net of allowances of $4 million (2021: $5 million))	1,594	1,294
Risk management	53	1
Income tax receivable	43	97

	1,695	1,587
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting Proved properties	57,054	55,475
Unproved properties	1,172	1,944
Other	882	903

Property, plant and equipment	59,108	58,322
Less: Accumulated depreciation, depletion and amortization	(49,640)	(49,561)

Property, plant and equipment, net	9,468	8,761
Other Assets	1,004	1,079
Risk Management	34	—
Deferred Income Taxes	271	—
Goodwill	2,584	2,628

	$15,056	$14,055

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,221	$1,979
Current portion of operating lease liabilities	76	62
Income tax payable	4	4
Risk management	86	703
Current portion of long-term debt	393	—

	2,780	2,748
Long-Term Debt	3,177	4,786
Operating Lease Liabilities	814	889
Other Liabilities and Provisions	131	190
Risk Management	—	25
Asset Retirement Obligation	281	339
Deferred Income Taxes	184	4

	7,367	8,981

Shareholders’ Equity
Share capital—authorized 775 million shares of stock 2022 issued and outstanding: 245.7 million shares (2021: 258.0 million shares)	3	3
Paid in surplus	7,776	8,458
Retained earnings (Accumulated deficit)	(1,081)	(4,479)
Accumulated other comprehensive income	991	1,092

Total Shareholders’ Equity	7,689	5,074
	$15,056	$14,055

Ovintiv Inc.	2	Selected Financial Information

Consolidated Statement of Cash Flows

For the years ended December 31 (US$ millions)	2022	2021	2020
Operating Activities
Net earnings (loss)	$3,637	$1,416	$(6,097)
Depreciation, depletion and amortization	1,113	1,190	1,834
Impairments	—	—	5,580
Accretion of asset retirement obligation	18	22	29
Deferred income taxes	(87)	(21)	381
Unrealized (gain) loss on risk management	(741)	488	204
Unrealized foreign exchange (gain) loss	14	21	11
Foreign exchange (gain) loss on settlements	8	(11)	6
Other	148	104	(19)
Net change in other assets and liabilities	(57)	(39)	(173)
Net change in non-cash working capital	(187)	(41)	139

Cash From (Used in) Operating Activities	3,866	3,129	1,895

Investing Activities
Capital expenditures	(1,831)	(1,519)	(1,736)
Acquisitions	(286)	(11)	(19)
Proceeds from divestitures	228	1,025	89
Net change in investments and other	103	(20)	(198)

Cash From (Used in) Investing Activities	(1,786)	(525)	(1,864)

Financing Activities
Net issuance (repayment) of revolving long-term debt	393	(950)	252
Repayment of long-term debt	(1,634)	(1,137)	(272)
Purchase of shares of common stock	(719)	(111)	—
Dividends on shares of common stock	(239)	(122)	(97)
Finance lease payments and other	(69)	(99)	(89)

Cash From (Used in) Financing Activities	(2,268)	(2,419)	(206)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents and Restricted Cash Held in Foreign Currency	(2)	—	(5)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(190)	185	(180)
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	195	10	190

Cash, Cash Equivalents and Restricted Cash, End of Year	$5	$195	$10

Cash, End of Year	$5	$26	$9
Cash Equivalents, End of Year	—	169	1
Restricted Cash, End of Year	—	—	—

Cash, Cash Equivalents and Restricted Cash, End of Year	$5	$195	$10

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Supplemental Information

(unaudited)

For the year ended December 31, 2022

U.S. Dollar / U.S. Protocol

Supplemental Financial Information (unaudited)

Financial Results

	2022					2021
(US$ millions, unless otherwise specified)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Net Earnings (Loss)	3,637	1,335	1,186	1,357	(241)	1,416	1,384	(72)	(205)	309
Per share—basic (1)	14.34	5.39	4.70	5.28	(0.94)	5.44	5.33	(0.28)	(0.79)	1.19
Per share—diluted (1)	14.08	5.30	4.63	5.21	(0.94)	5.32	5.21	(0.28)	(0.79)	1.16
Non-GAAP Adjusted Earnings (2)	1,769	228	353	628	560	1,294	330	389	287	288
Per share—basic (1)	6.98	0.92	1.40	2.44	2.18	4.97	1.27	1.49	1.10	1.11
Per share—diluted (1)	6.85	0.91	1.38	2.41	2.18	4.86	1.24	1.49	1.10	1.08
Non-GAAP Cash Flow (3)	4,110	895	948	1,224	1,043	3,209	741	845	733	890
Per share—basic (1)	16.21	3.62	3.75	4.76	4.05	12.32	2.86	3.24	2.81	3.42
Per share—diluted (1)	15.91	3.55	3.70	4.70	4.05	12.05	2.79	3.24	2.81	3.35

Foreign Exchange Rates (C$ per US$1)
Average	1.301	1.358	1.306	1.277	1.266	1.254	1.260	1.260	1.228	1.266
Period end	1.354	1.354	1.371	1.289	1.250	1.268	1.268	1.274	1.239	1.258

Non-GAAP Adjusted Earnings Summary
Net Earnings (Loss) Before Income Tax	3,560	1,110	1,274	1,422	(246)	1,239	1,382	(71)	(205)	133
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	741	530	710	513	(1,012)	(488)	938	(579)	(576)	(271)
Non-operating foreign exchange gain (loss)	(14)	10	(20)	(7)	3	(18)	(1)	(11)	(4)	(2)

Adjusted Earnings (Loss) Before Income Tax	2,833	570	584	916	763	1,745	445	519	375	406
Income tax expense (recovery) (4)	1,064	342	231	288	203	451	115	130	88	118

Non-GAAP Adjusted Earnings (2)	1,769	228	353	628	560	1,294	330	389	287	288

Non-GAAP Cash Flow Summary
Cash From (Used in) Operating Activities	3,866	875	962	1,344	685	3,129	740	812	750	827
(Add back) Deduct:
Net change in other assets and liabilities	(57)	(15)	(17)	(13)	(12)	(39)	(18)	(10)	(5)	(6)
Net change in non-cash working capital	(187)	(5)	31	133	(346)	(41)	17	(23)	22	(57)

Non-GAAP Cash Flow (3)	4,110	895	948	1,224	1,043	3,209	741	845	733	890

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:
	2022					2021
(millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Weighted Average Shares of Common Stock Outstanding
Basic	253.6	247.5	252.5	257.2	257.4	260.4	259.5	261.1	261.1	260.1
Diluted	258.4	251.8	256.2	260.6	257.4	266.4	265.7	261.1	261.1	266.0

(2)   Ovintiv has revised the definition and calculation of its Non-GAAP Adjusted Earnings based on recent SEC guidance regarding non-GAAP measures. Accordingly, prior periods have been restated. Non-GAAP Adjusted Earnings, previously Non-GAAP Operating Earnings, is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3)   Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4)   Calculated using the applicable U.S. federal and state statutory income tax rate of 23.0 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.9 percent (2021 - 24.0 percent and 23.9 percent, respectively).

Financial Metrics

	2022					2021
	Year					Year
Debt to Capitalization	32%					49%
Debt to Adjusted Capitalization (1)	19%					27%
Debt to EBITDA (1)	0.7x					1.7x
Debt to Adjusted EBITDA (1)	0.8x					1.5x

(1)

Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2022					2021
(average)	% of Oil & NGLs	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil (Mbbls/d)	50	131.6	132.0	133.4	132.8	128.3	140.3	129.8	136.8	148.5	146.5
NGLs—Plant Condensate (Mbbls/d)	17	44.0	42.7	46.0	42.6	44.6	50.9	47.8	51.9	52.3	51.4

Oil & Plant Condensate (Mbbls/d)	67	175.6	174.7	179.4	175.4	172.9	191.2	177.6	188.7	200.8	197.9

Butane (Mbbls/d)	8	19.3	19.0	19.8	19.8	18.7	20.5	20.3	20.7	20.9	20.1
Propane (Mbbls/d)	12	31.5	32.2	31.0	31.3	31.3	31.5	31.5	31.8	32.5	30.1
Ethane (Mbbls/d)	13	34.7	37.5	36.1	35.9	29.2	31.3	32.8	32.4	32.5	27.5

NGLs—Other (Mbbls/d)	33	85.5	88.7	86.9	87.0	79.2	83.3	84.6	84.9	85.9	77.7

Oil & NGLs (Mbbls/d)	100	261.1	263.4	266.3	262.4	252.1	274.5	262.2	273.6	286.7	275.6

Natural Gas (MMcf/d)		1,494	1,561	1,500	1,426	1,487	1,556	1,476	1,566	1,607	1,576

Total (MBOE/d)		510.0	523.6	516.3	500.0	499.9	533.9	508.2	534.7	554.6	538.3

Production Volumes by Segment

	2022					2021
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil (Mbbls/d)
USA Operations	131.5	131.9	133.3	132.7	128.2	140.0	129.7	136.7	148.2	145.6
Canadian Operations	0.1	0.1	0.1	0.1	0.1	0.3	0.1	0.1	0.3	0.9

	131.6	132.0	133.4	132.8	128.3	140.3	129.8	136.8	148.5	146.5

NGLs—Plant Condensate (Mbbls/d)
USA Operations	10.4	11.0	11.1	10.1	9.2	10.5	10.5	11.3	10.5	9.7
Canadian Operations	33.6	31.7	34.9	32.5	35.4	40.4	37.3	40.6	41.8	41.7

	44.0	42.7	46.0	42.6	44.6	50.9	47.8	51.9	52.3	51.4

Oil & Plant Condensate (Mbbls/d)
USA Operations	141.9	142.9	144.4	142.8	137.4	150.5	140.2	148.0	158.7	155.3
Canadian Operations	33.7	31.8	35.0	32.6	35.5	40.7	37.4	40.7	42.1	42.6

	175.6	174.7	179.4	175.4	172.9	191.2	177.6	188.7	200.8	197.9

NGLs—Other (Mbbls/d)
USA Operations	71.7	75.1	74.1	72.6	64.8	67.5	70.0	69.4	69.2	61.0
Canadian Operations	13.8	13.6	12.8	14.4	14.4	15.8	14.6	15.5	16.7	16.7

	85.5	88.7	86.9	87.0	79.2	83.3	84.6	84.9	85.9	77.7

NGLs—Total (Mbbls/d)
USA Operations	82.1	86.1	85.2	82.7	74.0	78.0	80.5	80.7	79.7	70.7
Canadian Operations	47.4	45.3	47.7	46.9	49.8	56.2	51.9	56.1	58.5	58.4

	129.5	131.4	132.9	129.6	123.8	134.2	132.4	136.8	138.2	129.1

Oil & NGLs (Mbbls/d)
USA Operations	213.6	218.0	218.5	215.4	202.2	218.0	210.2	217.4	227.9	216.3
Canadian Operations	47.5	45.4	47.8	47.0	49.9	56.5	52.0	56.2	58.8	59.3

	261.1	263.4	266.3	262.4	252.1	274.5	262.2	273.6	286.7	275.6

Natural Gas (MMcf/d)
USA Operations	492	506	502	485	475	490	509	495	497	459
Canadian Operations	1,002	1,055	998	941	1,012	1,066	967	1,071	1,110	1,117

	1,494	1,561	1,500	1,426	1,487	1,556	1,476	1,566	1,607	1,576

Total (MBOE/d)
USA Operations	295.5	302.3	302.1	296.1	281.3	299.7	295.0	300.0	310.8	292.8
Canadian Operations	214.5	221.3	214.2	203.9	218.6	234.2	213.2	234.7	243.8	245.5

	510.0	523.6	516.3	500.0	499.9	533.9	508.2	534.7	554.6	538.3

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2022					2021
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	4,524	995	1,143	1,311	1,075	3,357	897	864	858	738
NGLs (2)	1,045	198	270	311	266	862	276	250	179	157
Natural Gas	1,108	251	349	302	206	664	251	172	118	123

	6,677	1,444	1,762	1,924	1,547	4,883	1,424	1,286	1,155	1,018

Realized Gains (Losses) on Risk Management
Oil	(594)	(75)	(141)	(235)	(143)	(737)	(259)	(194)	(167)	(117)
NGLs (2)	—	—	—	—	—	(131)	(50)	(42)	(20)	(19)
Natural Gas	(529)	(122)	(183)	(148)	(76)	(115)	(84)	(29)	(2)	—

	(1,123)	(197)	(324)	(383)	(219)	(983)	(393)	(265)	(189)	(136)

Canadian Operations
Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	3	1	1	1	—	7	—	1	1	5
NGLs (2)	1,358	290	326	382	360	1,158	318	302	283	255
Natural Gas	2,104	550	562	577	415	1,368	413	358	283	314

	3,465	841	889	960	775	2,533	731	661	567	574

Realized Gains (Losses) on Risk Management (3)
Oil	—	—	—	—	—	—	—	—	—	—
NGLs (2)	(125)	(16)	(26)	(51)	(32)	(155)	(56)	(39)	(35)	(25)
Natural Gas	(1,366)	(324)	(471)	(374)	(197)	(258)	(193)	(68)	—	3

	(1,491)	(340)	(497)	(425)	(229)	(413)	(249)	(107)	(35)	(22)

(1)	Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.
(2)	Includes plant condensate.
(3)	Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2022					2021
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations Netback
Price	61.91	51.96	63.44	71.39	61.08	44.65	52.45	46.59	40.87	38.66
Production, mineral and other taxes	3.72	3.23	3.83	4.25	3.56	2.54	2.94	2.71	2.43	2.09
Transportation and processing	5.80	5.81	6.14	5.91	5.31	4.64	5.39	4.43	4.44	4.31
Operating	5.99	6.05	6.73	5.53	5.58	4.48	4.51	4.38	4.16	4.89

Netback	46.40	36.87	46.74	55.70	46.63	32.99	39.61	35.07	29.84	27.37

Total Canadian Operations Netback
Price	44.26	41.30	45.11	51.70	39.44	29.66	37.31	30.61	25.67	25.92
Production, mineral and other taxes	0.18	0.19	0.12	0.15	0.19	0.18	0.22	0.13	0.17	0.21
Transportation and processing	12.80	12.85	13.01	13.67	11.72	10.97	11.95	10.68	11.24	10.12
Operating	1.62	1.52	1.69	1.35	1.90	1.27	1.60	1.20	1.11	1.23

Netback	29.66	26.74	30.29	36.53	25.63	17.24	23.54	18.60	13.15	14.36

Total Operations Netback
Price	54.49	47.45	55.83	63.36	51.62	38.08	46.09	39.57	34.20	32.85
Production, mineral and other taxes	2.23	1.95	2.29	2.58	2.08	1.51	1.80	1.57	1.44	1.23
Transportation and processing	8.75	8.78	8.99	9.08	8.12	7.42	8.14	7.17	7.42	6.96
Operating	4.15	4.13	4.64	3.83	3.98	3.07	3.29	2.98	2.82	3.22

Netback	39.36	32.59	39.91	47.87	37.44	26.08	32.86	27.85	22.52	21.44

(1)

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2022					2021
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Upstream Operating Expense	4.15	4.13	4.64	3.83	3.98	3.07	3.29	2.98	2.82	3.22
Upstream Operating Expense, Excluding Long-Term Incentive Costs	3.99	3.97	4.49	3.69	3.80	2.94	3.21	2.85	2.68	3.07
Administrative Expense	2.27	2.17	2.16	1.56	3.20	2.27	2.04	2.06	2.44	2.52
Administrative Expense, Excluding Long-Term Incentive, Restructuring and Legal Costs, and Current Expected Credit Losses	1.39	1.35	1.39	1.36	1.48	1.55	1.74	1.44	1.36	1.67

Non-GAAP Total Costs (1)	16.36	16.05	17.16	16.71	15.48	13.42	14.89	13.03	12.90	12.93

(1)

Total Costs is a non-GAAP measure which includes the summation of production, mineral and other taxes, upstream transportation and processing expense, upstream operating expense and administrative expense, excluding the impact of long-term incentive, restructuring and legal costs, and current expected credit losses. It is calculated as total operating expenses excluding non-upstream operating costs and non-cash items which include operating expenses from the Market Optimization, and Corporate and Other segments, depreciation, depletion and amortization, impairments, accretion of asset retirement obligation, long-term incentive, restructuring and legal costs, and current expected credit losses. When presented on a per BOE basis, Total Costs is divided by production volumes.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2022					2021
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil Price ($/bbl)
USA Operations	94.25	82.08	93.22	108.58	93.16	65.69	75.13	68.69	63.65	56.32
Canadian Operations	87.28	81.48	82.86	100.11	82.80	56.71	75.89	64.95	60.68	52.84
Total Operations	94.25	82.08	93.21	108.57	93.15	65.67	75.13	68.69	63.65	56.30

NGLs—Plant Condensate Price ($/bbl)
USA Operations	73.22	57.95	66.62	86.56	85.09	60.18	70.04	62.84	55.54	51.14
Canadian Operations	93.22	82.41	86.65	107.78	96.22	67.11	78.60	68.78	64.85	57.24
Total Operations	88.52	76.14	81.82	102.74	93.93	65.68	76.72	67.49	62.98	56.09

Oil & Plant Condensate Price ($/bbl)
USA Operations	92.72	80.24	91.18	107.02	92.62	65.31	74.74	68.24	63.12	56.00
Canadian Operations	93.20	82.41	86.64	107.76	96.19	67.02	78.60	68.77	64.82	57.15
Total Operations	92.81	80.63	90.29	107.16	93.35	65.67	75.55	68.36	63.47	56.24

NGLs—Other Price ($/bbl)
USA Operations	29.35	20.03	29.82	34.88	33.55	25.66	32.39	28.77	20.10	20.56
Canadian Operations	42.39	39.07	41.12	47.84	41.23	29.45	36.28	31.73	23.88	26.79
Total Operations	31.45	22.95	31.49	37.03	34.94	26.38	33.06	29.31	20.83	21.90

NGLs—Total Price ($/bbl)
USA Operations	34.88	24.85	34.61	41.21	39.95	30.32	37.33	33.52	24.76	24.76
Canadian Operations	78.44	69.42	74.41	89.37	80.36	56.48	66.66	58.56	53.16	48.55
Total Operations	50.84	40.22	48.91	58.64	56.21	41.28	48.83	43.78	36.79	35.51

Oil & NGLs Price ($/bbl)
USA Operations	71.44	59.49	70.37	82.70	73.68	53.04	60.65	55.63	50.05	45.99
Canadian Operations	78.46	69.44	74.43	89.39	80.37	56.48	66.68	58.57	53.19	48.62
Total Operations	72.72	61.20	71.10	83.90	75.00	53.75	61.85	56.23	50.70	46.56

Natural Gas Price ($/Mcf)
USA Operations	6.18	5.42	7.55	6.87	4.82	3.71	5.35	3.80	2.60	2.98
Canadian Operations	5.75	5.67	6.11	6.73	4.56	3.52	4.64	3.63	2.81	3.12
Total Operations	5.89	5.59	6.60	6.78	4.64	3.58	4.88	3.69	2.75	3.08

Total Price ($/BOE)
USA Operations	61.91	51.96	63.44	71.39	61.08	44.65	52.45	46.59	40.87	38.66
Canadian Operations	44.26	41.30	45.11	51.70	39.44	29.66	37.31	30.61	25.67	25.92
Total Operations	54.49	47.45	55.83	63.36	51.62	38.08	46.09	39.57	34.20	32.85

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2022					2021
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil ($/bbl)
USA Operations	(12.38)	(6.24)	(11.48)	(19.42)	(12.43)	(14.42)	(21.72)	(15.39)	(12.41)	(8.92)
Canadian Operations	—	—	—	—	—	—	—	—	—	—
Total Operations	(12.37)	(6.23)	(11.47)	(19.41)	(12.41)	(14.39)	(21.70)	(15.38)	(12.38)	(8.86)

NGLs—Plant Condensate ($/bbl)
USA Operations	—	—	—	—	—	—	—	—	—	—
Canadian Operations	(10.15)	(5.57)	(8.02)	(17.14)	(10.06)	(10.53)	(16.28)	(10.40)	(9.25)	(6.71)
Total Operations	(7.78)	(4.13)	(6.09)	(13.07)	(7.99)	(8.35)	(12.68)	(8.15)	(7.39)	(5.44)

Oil & Plant Condensate ($/bbl)
USA Operations	(11.48)	(5.76)	(10.60)	(18.05)	(11.59)	(13.41)	(20.08)	(14.22)	(11.59)	(8.36)
Canadian Operations	(10.13)	(5.56)	(8.00)	(17.10)	(10.03)	(10.44)	(16.24)	(10.37)	(9.19)	(6.56)
Total Operations	(11.22)	(5.72)	(10.09)	(17.87)	(11.27)	(12.78)	(19.28)	(13.39)	(11.08)	(7.97)

NGLs—Other ($/bbl)
USA Operations	—	—	—	—	—	(5.32)	(7.75)	(6.66)	(3.06)	(3.51)
Canadian Operations	—	—	—	—	—	—	—	—	—	—
Total Operations	—	—	—	—	—	(4.31)	(6.41)	(5.45)	(2.46)	(2.76)

NGLs—Total ($/bbl)
USA Operations	—	—	—	—	—	(4.60)	(6.74)	(5.73)	(2.66)	(3.03)
Canadian Operations	(7.20)	(3.89)	(5.86)	(11.87)	(7.16)	(7.56)	(11.68)	(7.54)	(6.61)	(4.79)
Total Operations	(2.64)	(1.34)	(2.10)	(4.30)	(2.88)	(5.84)	(8.68)	(6.47)	(4.33)	(3.82)

Oil & NGLs ($/bbl)
USA Operations	(7.62)	(3.78)	(7.00)	(11.96)	(7.88)	(10.91)	(15.98)	(11.81)	(9.00)	(6.99)
Canadian Operations	(7.19)	(3.89)	(5.85)	(11.85)	(7.14)	(7.51)	(11.67)	(7.52)	(6.58)	(4.72)
Total Operations	(7.55)	(3.79)	(6.80)	(11.94)	(7.74)	(10.21)	(15.13)	(10.93)	(8.50)	(6.50)

Natural Gas ($/Mcf)
USA Operations	(2.94)	(2.57)	(3.97)	(3.39)	(1.78)	(0.64)	(1.79)	(0.65)	(0.03)	(0.01)
Canadian Operations	(3.74)	(3.35)	(5.12)	(4.35)	(2.16)	(0.66)	(2.17)	(0.69)	—	0.03
Total Operations	(3.47)	(3.10)	(4.75)	(4.00)	(2.04)	(0.66)	(2.04)	(0.67)	(0.01)	0.02

Total ($/BOE)
USA Operations	(10.50)	(7.00)	(11.68)	(14.24)	(8.66)	(8.99)	(14.48)	(9.63)	(6.64)	(5.19)
Canadian Operations	(18.91)	(16.80)	(25.19)	(22.62)	(11.65)	(4.83)	(12.68)	(4.93)	(1.61)	(0.99)
Total Operations	(14.04)	(11.14)	(17.28)	(17.66)	(9.97)	(7.17)	(13.72)	(7.57)	(4.44)	(3.27)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2022					2021
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil Price ($/bbl)
USA Operations	81.87	75.84	81.74	89.16	80.73	51.27	53.41	53.30	51.24	47.40
Canadian Operations	87.28	81.48	82.86	100.11	82.80	56.71	75.89	64.95	60.68	52.84
Total Operations	81.88	75.85	81.74	89.16	80.74	51.28	53.43	53.31	51.27	47.44

NGLs—Plant Condensate Price ($/bbl)
USA Operations	73.22	57.95	66.62	86.56	85.09	60.18	70.04	62.84	55.54	51.14
Canadian Operations	83.07	76.84	78.63	90.64	86.16	56.58	62.32	58.38	55.60	50.53
Total Operations	80.74	72.01	75.73	89.67	85.94	57.33	64.04	59.34	55.59	50.65

Oil & Plant Condensate Price ($/bbl)
USA Operations	81.24	74.48	80.58	88.97	81.03	51.90	54.66	54.02	51.53	47.64
Canadian Operations	83.07	76.85	78.64	90.66	86.16	56.58	62.36	58.40	55.63	50.59
Total Operations	81.59	74.91	80.20	89.29	82.08	52.89	56.27	54.97	52.39	48.27

NGLs—Other Price ($/bbl)
USA Operations	29.35	20.03	29.82	34.88	33.55	20.34	24.64	22.11	17.04	17.05
Canadian Operations	42.39	39.07	41.12	47.84	41.23	29.45	36.28	31.73	23.88	26.79
Total Operations	31.45	22.95	31.49	37.03	34.94	22.07	26.65	23.86	18.37	19.14

NGLs—Total Price ($/bbl)
USA Operations	34.88	24.85	34.61	41.21	39.95	25.72	30.59	27.79	22.10	21.73
Canadian Operations	71.24	65.53	68.55	77.50	73.20	48.92	54.98	51.02	46.55	43.76
Total Operations	48.20	38.88	46.81	54.34	53.33	35.44	40.15	37.31	32.46	31.69

Oil & NGLs Price ($/bbl)
USA Operations	63.82	55.71	63.37	70.74	65.80	42.13	44.67	43.82	41.05	39.00
Canadian Operations	71.27	65.55	68.58	77.54	73.23	48.97	55.01	51.05	46.61	43.90
Total Operations	65.17	57.41	64.30	71.96	67.26	43.54	46.72	45.30	42.20	40.06

Natural Gas Price ($/Mcf)
USA Operations	3.24	2.85	3.58	3.48	3.04	3.07	3.56	3.15	2.57	2.97
Canadian Operations	2.01	2.32	0.99	2.38	2.40	2.86	2.47	2.94	2.81	3.15
Total Operations	2.42	2.49	1.85	2.78	2.60	2.92	2.84	3.02	2.74	3.10

Total Price ($/BOE)
USA Operations	51.41	44.96	51.76	57.15	52.42	35.66	37.97	36.96	34.23	33.47
Canadian Operations	25.35	24.50	19.92	29.08	27.79	24.83	24.63	25.68	24.06	24.93
Total Operations	40.45	36.31	38.55	45.70	41.65	30.91	32.37	32.00	29.76	29.58

Total Netback ($/BOE)
USA Operations	35.90	29.87	35.06	41.46	37.97	24.00	25.13	25.44	23.20	22.18
Canadian Operations	10.75	9.94	5.10	13.91	13.98	12.41	10.86	13.67	11.54	13.37
Total Operations	25.32	21.45	22.63	30.21	27.47	18.91	19.14	20.28	18.08	18.17

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2022					2021
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil Production (Mbbls/d)
USA Operations
Permian	62.7	65.4	60.8	62.6	61.8	68.5	65.4	72.2	75.2	61.1
Anadarko	35.5	34.4	35.9	36.5	35.4	39.5	37.3	39.9	40.6	40.4
Bakken	15.3	16.5	16.5	14.0	14.3	13.3	13.2	13.4	13.3	13.5
Uinta	17.9	15.4	19.9	19.6	16.6	12.7	13.8	11.1	11.5	14.7
Other (1)	0.1	0.2	0.2	—	0.1	6.0	—	0.1	7.6	15.9

Total USA Operations	131.5	131.9	133.3	132.7	128.2	140.0	129.7	136.7	148.2	145.6

Canadian Operations
Montney	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Other (1)	—	—	—	—	—	0.2	—	—	0.2	0.8

Total Canadian Operations	0.1	0.1	0.1	0.1	0.1	0.3	0.1	0.1	0.3	0.9

Total	131.6	132.0	133.4	132.8	128.3	140.3	129.8	136.8	148.5	146.5

NGLs—Plant Condensate Production (Mbbls/d)
USA Operations
Permian	3.1	3.2	3.4	3.1	2.7	3.0	3.1	3.6	3.0	2.4
Anadarko	5.9	6.2	6.3	5.7	5.4	6.2	6.4	6.6	6.0	5.8
Bakken	1.1	1.1	1.2	1.1	0.9	0.8	0.8	0.8	0.8	0.7
Uinta	0.2	0.4	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.1
Other (1)	0.1	0.1	—	—	—	0.3	—	0.1	0.5	0.7

Total USA Operations	10.4	11.0	11.1	10.1	9.2	10.5	10.5	11.3	10.5	9.7

Canadian Operations
Montney	33.6	31.7	34.9	32.5	35.3	39.6	37.3	40.6	41.1	39.4
Other (1)	—	—	—	—	0.1	0.8	—	—	0.7	2.3

Total Canadian Operations	33.6	31.7	34.9	32.5	35.4	40.4	37.3	40.6	41.8	41.7

Total	44.0	42.7	46.0	42.6	44.6	50.9	47.8	51.9	52.3	51.4

(1)

Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Eagle Ford were included in USA Other Operations until the asset was divested on May 19, 2021. Production volumes associated with Duvernay were included in Canadian Other Operations until the asset was divested on April 28, 2021.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2022					2021
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Oil & Plant Condensate Production (Mbbls/d)
USA Operations
Permian	65.8	68.6	64.2	65.7	64.5	71.5	68.5	75.8	78.2	63.5
Anadarko	41.4	40.6	42.2	42.2	40.8	45.7	43.7	46.5	46.6	46.2
Bakken	16.4	17.6	17.7	15.1	15.2	14.1	14.0	14.2	14.1	14.2
Uinta	18.1	15.8	20.1	19.8	16.8	12.9	14.0	11.3	11.7	14.8
Other (1)	0.2	0.3	0.2	—	0.1	6.3	—	0.2	8.1	16.6

Total USA Operations	141.9	142.9	144.4	142.8	137.4	150.5	140.2	148.0	158.7	155.3

Canadian Operations
Montney	33.7	31.8	35.0	32.6	35.4	39.7	37.4	40.7	41.2	39.5
Other (1)	—	—	—	—	0.1	1.0	—	—	0.9	3.1

Total Canadian Operations	33.7	31.8	35.0	32.6	35.5	40.7	37.4	40.7	42.1	42.6

Total	175.6	174.7	179.4	175.4	172.9	191.2	177.6	188.7	200.8	197.9

NGLs—Other Production (Mbbls/d)
USA Operations
Permian	26.3	27.0	26.8	26.2	25.4	24.6	26.4	26.5	25.8	19.5
Anadarko	37.3	39.3	38.6	38.2	32.7	35.9	36.9	36.8	36.1	33.5
Bakken	7.1	7.9	7.6	7.3	5.9	5.0	5.8	5.3	4.8	4.1
Uinta	0.9	0.9	1.0	0.8	0.7	0.6	0.7	0.6	0.6	0.5
Other (1)	0.1	—	0.1	0.1	0.1	1.4	0.2	0.2	1.9	3.4

Total USA Operations	71.7	75.1	74.1	72.6	64.8	67.5	70.0	69.4	69.2	61.0

Canadian Operations
Montney	13.8	13.6	12.8	14.4	14.4	15.7	14.6	15.5	16.6	16.2
Other (1)	—	—	—	—	—	0.1	—	—	0.1	0.5

Total Canadian Operations	13.8	13.6	12.8	14.4	14.4	15.8	14.6	15.5	16.7	16.7

Total	85.5	88.7	86.9	87.0	79.2	83.3	84.6	84.9	85.9	77.7

(1)

Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Eagle Ford were included in USA Other Operations until the asset was divested on May 19, 2021. Production volumes associated with Duvernay were included in Canadian Other Operations until the asset was divested on April 28, 2021.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2022					2021
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
NGLs—Total Production (Mbbls/d)
USA Operations
Permian	29.4	30.2	30.2	29.3	28.1	27.6	29.5	30.1	28.8	21.9
Anadarko	43.2	45.5	44.9	43.9	38.1	42.1	43.3	43.4	42.1	39.3
Bakken	8.2	9.0	8.8	8.4	6.8	5.8	6.6	6.1	5.6	4.8
Uinta	1.1	1.3	1.2	1.0	0.9	0.8	0.9	0.8	0.8	0.6
Other (1)	0.2	0.1	0.1	0.1	0.1	1.7	0.2	0.3	2.4	4.1

Total USA Operations	82.1	86.1	85.2	82.7	74.0	78.0	80.5	80.7	79.7	70.7

Canadian Operations
Montney	47.4	45.3	47.7	46.9	49.7	55.3	51.9	56.1	57.7	55.6
Other (1)	—	—	—	—	0.1	0.9	—	—	0.8	2.8

Total Canadian Operations	47.4	45.3	47.7	46.9	49.8	56.2	51.9	56.1	58.5	58.4

Total	129.5	131.4	132.9	129.6	123.8	134.2	132.4	136.8	138.2	129.1

Oil & NGLs Production (Mbbls/d)
USA Operations
Permian	92.1	95.6	91.0	91.9	89.9	96.1	94.9	102.3	104.0	83.0
Anadarko	78.7	79.9	80.8	80.4	73.5	81.6	80.6	83.3	82.7	79.7
Bakken	23.5	25.5	25.3	22.4	21.1	19.1	19.8	19.5	18.9	18.3
Uinta	19.0	16.7	21.1	20.6	17.5	13.5	14.7	11.9	12.3	15.3
Other (1)	0.3	0.3	0.3	0.1	0.2	7.7	0.2	0.4	10.0	20.0

Total USA Operations	213.6	218.0	218.5	215.4	202.2	218.0	210.2	217.4	227.9	216.3

Canadian Operations
Montney	47.5	45.4	47.8	47.0	49.8	55.4	52.0	56.2	57.8	55.7
Other (1)	—	—	—	—	0.1	1.1	—	—	1.0	3.6

Total Canadian Operations	47.5	45.4	47.8	47.0	49.9	56.5	52.0	56.2	58.8	59.3

Total	261.1	263.4	266.3	262.4	252.1	274.5	262.2	273.6	286.7	275.6

(1)

Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Eagle Ford were included in USA Other Operations until the asset was divested on May 19, 2021. Production volumes associated with Duvernay were included in Canadian Other Operations until the asset was divested on April 28, 2021.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2022					2021
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Natural Gas Production (MMcf/d)
USA Operations
Permian	149	156	149	146	145	132	148	142	133	106
Anadarko	286	286	290	287	279	301	313	307	304	278
Bakken	36	39	41	32	32	30	31	30	29	28
Uinta	16	19	16	15	13	12	11	11	11	13
Other (1)	5	6	6	5	6	15	6	5	20	34

Total USA Operations	492	506	502	485	475	490	509	495	497	459

Canadian Operations
Montney	970	1,023	970	907	978	1,020	929	1,038	1,063	1,049
Other (1)	32	32	28	34	34	46	38	33	47	68

Total Canadian Operations	1,002	1,055	998	941	1,012	1,066	967	1,071	1,110	1,117

Total	1,494	1,561	1,500	1,426	1,487	1,556	1,476	1,566	1,607	1,576

Total Production (MBOE/d)
USA Operations
Permian	117.0	121.7	115.9	116.2	114.0	118.3	119.5	126.0	126.2	100.8
Anadarko	126.3	127.6	129.1	128.2	120.1	131.6	132.8	134.4	133.3	125.9
Bakken	29.6	32.0	32.1	27.7	26.4	24.1	25.0	24.5	23.8	22.9
Uinta	21.6	19.8	23.6	23.0	19.7	15.5	16.5	13.8	14.2	17.4
Other (1)	1.0	1.2	1.4	1.0	1.1	10.2	1.2	1.3	13.3	25.8

Total USA Operations	295.5	302.3	302.1	296.1	281.3	299.7	295.0	300.0	310.8	292.8

Canadian Operations
Montney	209.1	215.8	209.5	198.2	212.9	225.3	206.9	229.2	235.0	230.5
Other (1)	5.4	5.5	4.7	5.7	5.7	8.9	6.3	5.5	8.8	15.0

Total Canadian Operations	214.5	221.3	214.2	203.9	218.6	234.2	213.2	234.7	243.8	245.5

Total	510.0	523.6	516.3	500.0	499.9	533.9	508.2	534.7	554.6	538.3

(1)

Other Operations includes total production volumes from plays that are not part of the Company’s current focus. Canadian Other Operations primarily includes natural gas volumes in Horn River. Production volumes associated with Eagle Ford were included in USA Other Operations until the asset was divested on May 19, 2021. Production volumes associated with Duvernay were included in Canadian Other Operations until the asset was divested on April 28, 2021.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2022					2021
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Capital Expenditures, Excluding Capitalized Internal Costs
USA Operations
Permian	632	130	181	165	156	576	154	115	147	160
Anadarko	375	55	99	118	103	291	72	86	78	55
Bakken	243	73	81	42	47	72	33	22	9	8
Uinta	117	3	27	58	29	55	25	15	10	5
Other (1)	7	3	—	2	2	8	5	(1)	2	2

Total USA Operations	1,374	264	388	385	337	1,002	289	237	246	230

Canadian Operations
Montney	295	50	81	97	67	353	89	89	95	80
Other (1)	5	—	7	(2)	—	4	2	3	(1)	—

Total Canadian Operations	300	50	88	95	67	357	91	92	94	80

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,674	314	476	480	404	1,359	380	329	340	310

Capitalized Directly Attributable Internal Costs
USA Operations
Permian	60	15	15	13	17	70	17	16	18	19
Anadarko	31	9	7	7	8	38	9	9	11	9
Bakken	18	4	5	4	5	6	2	—	3	1
Uinta	9	3	1	2	3	8	3	3	1	1
Other (1)	1	—	—	(1)	2	1	—	—	—	1

Total USA Operations	119	31	28	25	35	123	31	28	33	31

Canadian Operations
Montney	33	10	7	5	11	34	9	7	9	9
Other (1)	1	—	—	1	—	—	—	—	—	—

Total Canadian Operations	34	10	7	6	11	34	9	7	9	9

Total Capitalized Directly Attributable Internal Costs	153	41	35	31	46	157	40	35	42	40

Total Capital Expenditures
USA Operations
Permian	692	145	196	178	173	646	171	131	165	179
Anadarko	406	64	106	125	111	329	81	95	89	64
Bakken	261	77	86	46	52	78	35	22	12	9
Uinta	126	6	28	60	32	63	28	18	11	6
Other (1)	8	3	—	1	4	9	5	(1)	2	3

Total USA Operations	1,493	295	416	410	372	1,125	320	265	279	261

Canadian Operations
Montney	328	60	88	102	78	387	98	96	104	89
Other (1)	6	—	7	(1)	—	4	2	3	(1)	—

Total Canadian Operations	334	60	95	101	78	391	100	99	103	89

Corporate & Other	4	3	—	—	1	3	1	1	1	—

Total Capital Expenditures	1,831	358	511	511	451	1,519	421	365	383	350

Net Acquisitions & (Divestitures)	58	254	(213)	3	14	(1,014)	—	8	(1,021)	(1)

Net Capital Investment	1,889	612	298	514	465	505	421	373	(638)	349

(1)

Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures in Eagle Ford were included in USA Other Operations until the asset was divested on May 19, 2021. Capital expenditures in Duvernay were included in Canadian Other Operations until the asset was divested on April 28, 2021.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2022					2021
	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Drilling Activity (net wells drilled)
USA Operations
Permian	62	15	18	16	13	80	20	17	21	22
Anadarko	54	10	13	18	13	51	9	12	16	14
Bakken	25	7	8	8	2	11	4	4	1	2
Uinta	12	—	2	5	5	6	—	6	—	—

Total USA Operations	153	32	41	47	33	148	33	39	38	38

Canadian Operations
Montney	52	8	12	16	16	84	17	23	18	26
Other (1)	3	—	3	—	—	1	—	1	—	—

Total Canadian Operations	55	8	15	16	16	85	17	24	18	26

Total	208	40	56	63	49	233	50	63	56	64

Completions Activity (net wells on production)
USA Operations
Permian	66	16	21	11	18	93	16	20	33	24
Anadarko	57	8	16	15	18	53	14	10	22	7
Bakken	19	6	9	—	4	10	6	2	2	—
Uinta	11	3	2	6	—	6	6	—	—	—

Total USA Operations	153	33	48	32	40	162	42	32	57	31

Canadian Operations
Montney	63	11	21	12	19	78	14	16	30	18

Total Canadian Operations	63	11	21	12	19	78	14	16	30	18

Total	216	44	69	44	59	240	56	48	87	49

(1)	Other Operations includes net wells drilled in plays that are not part of the Company’s current focus.

Ovintiv Inc.	13	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the year ended December 31, 2022

(U.S. Dollars)

For the year ended December 31, 2022

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow – Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q4 2022	YTD 2022
Cash from (used in) Operating Activities	$875	$3,866
Deduct (add back):
Net change in other assets and liabilities	(15)	(57)
Net change in non-cash working capital	(5)	(187)

Non-GAAP Cash Flow	$895	$4,110

Per Share—Basic	$3.62	$16.21
Per Share—Diluted	3.55	15.91

Non-GAAP Free Cash Flow
Non-GAAP Cash Flow	$895	$4,110
Deduct:
Capital expenditures	358	1,831

Non-GAAP Free Cash Flow	$537	$2,279

Non-GAAP Adjusted Earnings – is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q4 2022	YTD 2022
Net Earnings (Loss) Before Income Tax	$1,110	$3,560
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	530	741
Non-operating foreign exchange gain (loss)	10	(14)

Adjusted Earnings (Loss) Before Income Tax	570	2,833
Income tax expense (recovery)	342	1,064

Non-GAAP Adjusted Earnings	$228	$1,769

Per Share—Basic	$0.92	$6.98
Per Share—Diluted	0.91	6.85

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization – Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2022
Long-Term Debt, including current portion	$3,570
Total shareholders’ equity	7,689

Capitalization	$11,259

Debt to Capitalization	32%

Debt to Adjusted Capitalization – Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require debt to adjusted capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2022
Long-Term Debt, including current portion	$3,570
Total shareholders’ equity	7,689
Equity adjustment for impairments at December 31, 2011	7,746

Adjusted Capitalization	$19,005

Debt to Adjusted Capitalization	19%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA – EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2022
Long-Term Debt, including current portion					$3,570
Net Earnings (Loss)	$(241)	$1,357	$1,186	$1,335	$3,637
Add back (deduct):
Depreciation, depletion and amortization	264	278	291	280	1,113
Interest	74	91	83	63	311
Income tax expense (recovery)	(5)	65	88	(225)	(77)

EBITDA	$92	$1,791	$1,648	$1,453	$4,984

Debt to EBITDA (times)					0.7

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2022
Long-Term Debt, including current portion					$3,570
Net Earnings (Loss)	$(241)	$1,357	$1,186	$1,335	$3,637
Add back (deduct):
Depreciation, depletion and amortization	264	278	291	280	1,113
Accretion of asset retirement obligation	5	5	4	4	18
Interest	74	91	83	63	311
Unrealized (gains) losses on risk management	1,012	(513)	(710)	(530)	(741)
Foreign exchange (gain) loss, net	(1)	3	19	(6)	15
Other (gains) losses, net	(27)	—	(3)	(3)	(33)
Income tax expense (recovery)	(5)	65	88	(225)	(77)

Adjusted EBITDA	$1,081	$1,286	$958	$918	$4,243

Debt to Adjusted EBITDA (times)					0.8

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Non-GAAP Total Costs – is a non-GAAP measure which includes the summation of production, mineral and other taxes, upstream transportation and processing expense, upstream operating expense and administrative expense, excluding the impact of long-term incentive, restructuring and legal costs, and current expected credit losses. It is calculated as total operating expenses excluding non-upstream operating costs and non-cash items which include operating expenses from the Market Optimization, and Corporate and Other segments, depreciation, depletion and amortization, impairments, accretion of asset retirement obligation, long-term incentive, restructuring and legal costs, and current expected credit losses. When presented on a per BOE basis, Total Costs is divided by production volumes. Management believes this measure is useful to the Company and its investors as a measure of operational efficiency across periods.

Non-GAAP Total Costs per BOE	Q4 2022	YTD 2022
Total Operating Expenses	$2,048	$8,611
Deduct (add back):
Market optimization operating expenses	944	4,242
Depreciation, depletion and amortization	280	1,113
Accretion of asset retirement obligation	4	18
Long-term incentive costs	48	193
Restructuring and legal costs	2	1
Current expected credit losses	(3)	(1)

Non-GAAP Total Costs	773	3,045

Divided by:
Production volumes (MMBOE)	48.2	186.2

Non-GAAP Total Costs per BOE *	$16.05	$16.36

*	Calculated using whole dollars and volumes.

Non-GAAP Total Costs per BOE (alternate presentation disclosed in prior periods)	Q4 2022	YTD 2022
Production, mineral and other taxes	$94	$415
Upstream transportation and processing	423	1,628
Upstream operating	199	773
Administrative	104	422
Deduct (add back):
Long-term incentive costs	48	193
Restructuring and legal costs	2	1
Current expected credit losses	(3)	(1)

Non-GAAP Total Costs	773	3,045

Divided by:
Production volumes (MMBOE)	48.2	186.2

Non-GAAP Total Costs per BOE *	$16.05	$16.36

*	Calculated using whole dollars and volumes.

Operating Margin/Operating Netback – Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Cash Return Yield – The sum of Ovintiv’s base dividend and expected cash returned to shareholders under the Company’s capital allocation framework, divided by the Company’s market capitalization.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2022					2021
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	6,677	1,444	1,762	1,924	1,547	4,883	1,424	1,286	1,155	1,018
Production, mineral and other taxes	401	90	106	115	90	278	79	75	69	55
Transportation and processing	626	162	170	159	135	507	146	122	126	113
Operating (4)	646	168	187	149	142	490	122	122	117	129

	5,004	1,024	1,299	1,501	1,180	3,608	1,077	967	843	721

Canadian Operations
Upstream Product Revenue (2,3)	3,465	841	889	960	775	2,533	731	661	567	574
Production, mineral and other taxes	14	4	3	3	4	15	4	2	4	5
Transportation and processing	1,002	261	257	253	231	937	234	231	248	224
Operating (4)	127	31	34	25	37	111	33	25	25	28

	2,322	545	595	679	503	1,470	460	403	290	317

Total Operations
Upstream Product Revenue (2,3)	10,142	2,285	2,651	2,884	2,322	7,416	2,155	1,947	1,722	1,592
Production, mineral and other taxes	415	94	109	118	94	293	83	77	73	60
Transportation and processing	1,628	423	427	412	366	1,444	380	353	374	337
Operating (4)	773	199	221	174	179	601	155	147	142	157

	7,326	1,569	1,894	2,180	1,683	5,078	1,537	1,370	1,133	1,038

(1)	Segmented financial information per the notes to Ovintiv’s financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2022					2021
(BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	107,860,420	27,807,460	27,788,876	26,946,920	25,317,450	109,363,490	27,137,332	27,599,724	28,278,705	26,347,680
Canadian Operations	78,306,370	20,363,280	19,710,448	18,555,628	19,677,060	85,420,585	19,616,516	21,592,952	22,098,531	22,112,820

Total	186,166,790	48,170,740	47,499,324	45,502,548	44,994,510	194,784,075	46,753,848	49,192,676	50,377,236	48,460,500

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2022					2021
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	61.90	51.93	63.41	71.40	61.10	44.65	52.47	46.59	40.84	38.64
Production, mineral and other taxes	3.72	3.24	3.81	4.27	3.55	2.54	2.91	2.72	2.44	2.09
Transportation and processing	5.80	5.83	6.12	5.90	5.33	4.64	5.38	4.42	4.46	4.29
Operating	5.99	6.04	6.73	5.53	5.61	4.48	4.50	4.42	4.14	4.90

Netback	46.39	36.82	46.75	55.70	46.61	32.99	39.69	35.04	29.81	27.36

Total Canadian Operations
Price	44.25	41.30	45.10	51.74	39.39	29.65	37.26	30.61	25.66	25.96
Production, mineral and other taxes	0.18	0.20	0.15	0.16	0.20	0.18	0.20	0.09	0.18	0.23
Transportation and processing	12.80	12.82	13.04	13.63	11.74	10.97	11.93	10.70	11.22	10.13
Operating	1.62	1.52	1.72	1.35	1.88	1.30	1.68	1.16	1.13	1.27

Netback	29.65	26.76	30.19	36.59	25.56	17.21	23.45	18.66	13.12	14.34

Total Operations
Price	54.48	47.44	55.81	63.38	51.61	38.07	46.09	39.58	34.18	32.85
Production, mineral and other taxes	2.23	1.95	2.29	2.59	2.09	1.50	1.78	1.57	1.45	1.24
Transportation and processing	8.74	8.78	8.99	9.05	8.13	7.41	8.13	7.18	7.42	6.95
Operating	4.15	4.13	4.65	3.82	3.98	3.09	3.32	2.99	2.82	3.24

Netback	39.35	32.57	39.87	47.91	37.40	26.07	32.87	27.85	22.49	21.42

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations